UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2022

HERITAGE-CRYSTAL CLEAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33987	26-0351454
(State or other jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2000 Center Drive, Suite C300, Hoffman Estates, IL 60192
 (Address of Principal Executive Offices) (Zip Code)

Former Address:
2175 Point Boulevard, Suite 375, Elgin, IL 60123

(847) 836-5670
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)
2175 Point Boulevard. Suite 375, Elgin, IL 60123

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	HCCI	NASDAQ Global Select Market

Explanatory Note

On August 3, 2022, Heritage-Crystal Clean, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report, among other things, the completion of its acquisition of Patriot Environmental Services, Inc. (“Patriot”) (the “Patriot Acquisition”). This Current Report on Form 8-K/A (“Amendment No. 1”) amends the Original Report to include financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Report in reliance on the instructions to such items. Except for filing the financial statements and pro forma financial information, the Original Report otherwise remains unchanged.

Forward Looking Statements

Certain statements in this Current Report are forward-looking statements, which includes all statements other than those made solely with respect to historical fact. These forward-looking statements are subject to risks, uncertainties, and assumptions that could cause actual results to differ materially from our expectations. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “should,” “will be,” “will continue,” “will likely result,” “would” and other words and terms of similar meaning in conjunction with a discussion of future or estimated operating or financial performance. You should read statements that contain these words carefully, because they discuss our future expectations, contain projections of our future results of operations or of our financial position, or state other “forward-looking” information. Forward-looking statements speak only as of the date of this Current Report. Factors that could cause such differences include those described in the section titled “Risk Factors” and elsewhere in our Annual Report on Form10-K for fiscal 2021 filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2022 and in our Quarterly Report on Form 10-Q for the second quarter of fiscal 2022 filed with the SEC on July 27, 2022. These risks, uncertainties, and other important factors include, among others: risks associated with the acquisition of Patriot, including our ability to integrate the acquisition as contemplated; our ability to achieve the synergies contemplated with respect to the acquisition, the failure to retain key management and employees of Patriot and its subsidiaries, unfavorable reactions to the contemplated transactions from customers, competitors, suppliers and employees, and the possibility that certain assumptions with respect to Patriot’s business or the contemplated transactions could prove to be inaccurate. The information contained in this Current Report is as of the date indicated above or in the dates of the exhibits set forth herein. The Company assumes no obligation to update any forward-looking statements contained in this Current Report as a result of new information or future events or developments.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

Audited Carve-out Consolidated Financial Statements of Patriot Environmental Services, Inc. and subsidiaries as of and for the years ended December 31, 2021, and 2020, and the unaudited Carve-out Consolidated Financial Statements of Patriot Environmental Services, Inc. and subsidiaries as of and for the six months ended June 30, 2022 and for the year ended December 31, 2021 are attached hereto as Exhibits 99.1 and 99.2 and are incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma financial information of the Company as of and for fiscal 2021 and the first half of fiscal 2022, in each case giving effect to the acquisition of Patriot Environmental Services, Inc. and subsidiaries and subject to the assumptions set forth in accordance with Article 11 of Regulation S-X, is attached hereto as Exhibit 99.3 and is incorporated in its entirety herein by reference.

(d) Exhibits

Exhibit number	Description
2.1(1)
Stock Purchase Agreement, dated as of June 29, 2022 (the “Stock Purchase Agreement”), by and among Channel PES Acquisition Co., LLC, Patriot Environmental Services, Inc. and Heritage-Crystal Clean, LLC*

23.1	Consent of Windes, Inc.
99.1(1)	Press Release, dated June 30, 2022
99.2	Audited Carve-out Consolidated Financial Statements of Patriot Environmental Services, Inc. and subsidiaries as of and for the years ended December 31, 2021, and 2020.
99.3	Unaudited Carve-out Consolidated Financial Statements of Patriot Environmental Services, Inc. and subsidiaries as of and for the six months ended June 30, 2022
99.4	Unaudited Pro forma Financial Information
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

(1) Previously filed with the Original Report.
* Schedules, annexes and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule, annex or exhibit upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE-CRYSTAL CLEAN, INC.

Date: October 13, 2022	By: /s/ Mark DeVita Title: Chief Financial Officer